Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23 — SUBSEQUENT EVENTS

The Company evaluates subsequent events that have occurred after the balance sheet date but before the financial statements are issued. There are two types of subsequent events: (1) recognized, or those that provide additional evidence with respect to conditions that existed at the dates of the balance sheets, including the estimates inherent in the process of preparing financial statements, and (2) non-recognized, or those that provide evidence with respect to conditions that did not exist at the date of the balance sheet but arose subsequent to that date. The Company has analyzed its operations subsequent to March 31, 2026 to the date of July 30, 2026, these consolidated financial statements were issued, except for the following non-recognized events, the Company has determined that it does not have any material events to disclose.

On July 16, 2026, the Company entered into an Ordinary Share Purchase Agreement with White Lion Capital, LLC, pursuant to which the Company may, from time to time and over a period of 36 months, issue and sell up to an aggregate gross purchase price of $40,000,000 of its Class A ordinary shares, subject to the terms and conditions of the Ordinary Share Purchase Agreement.

On the same date, the Company also entered into a Registration Rights Agreement with the investor, pursuant to which the Company agreed to file a registration statement covering the resale of the shares issuable under the Ordinary Share Purchase Agreement, subject to the terms of the agreement.

The Company is evaluating the timing and extent of any future issuances under the Ordinary Share Purchase Agreement. No shares had been issued under the Ordinary Share Purchase Agreement as of the date these consolidated financial statements were issued.